UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2026

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 Chase Oaks Blvd., Suite 100, Plano, TX 75023

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

The information in this Item 2.02 of this Current Report on Form 8-K (the "Current Report"), including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 28, 2026, Ribbon Communications Inc. (the "Company") issued a press release reporting financial information for the quarter ended March 31, 2026, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers

On April 28, 2026, Ribbon Communications Inc. (the “Company”) announced that John Townsend, Executive Vice President, Chief Financial Officer of the Company, has notified the Company that he is resigning effective April 30, 2026 to pursue another professional opportunity. Mr. Townsend’s departure is not related to any disagreement with the Company relating to its operations, policies or practices.

(c) Appointment of Certain Officers

On April 28, 2026, in connection with Mr. Townsend’s departure, the Company announced that it is promoting Eric “Rick” Marmurek to the position of Executive Vice President, Chief Financial Officer and Chief Accounting Officer of the Company effective May 1, 2026. Mr. Marmurek, CPA, age 60, has served as the Company’s Senior Vice President and Chief Accounting Officer since 2018 and was promoted to Deputy Chief Financial Officer and Chief Accounting Officer in October 2024.  Mr. Marmurek has over 35 years of financial experience.  He has been with the Company and its predecessor companies for more than 15 years.  Prior to joining the Company, he spent 10 years doing tax-related work for Nokia.  He started his career in public accounting with Coopers and Lybrand.  Mr. Marmurek earned an accounting degree from the University of Texas at Austin and a Master of Business Administration from Southern Methodist University.

Mr. Marmurek’s annual compensation consists of a base salary of $475,000, a target bonus of 75% of his base salary, and he is eligible for annual equity grants. Mr. Marmurek’s compensatory arrangements are subject to review and adjustment in accordance with the Company’s applicable practices and policies.

There is no arrangement or understanding between Mr. Marmurek and any other person pursuant to which Mr. Marmurek was appointed as Executive Vice President, Chief Financial Officer and Chief Accounting Officer. There are no family relationships between Mr. Marmurek and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On April 28, 2026, the Company issued a press release announcing Mr. Marmurek’s appointment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated April 28, 2026, regarding preliminary financial results.
99.2	Press Release, dated April 28, 2026, regarding Rick Marmurek.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2026	Ribbon Communications Inc.

	By:	/s/ Patrick Macken
		Name:	Patrick W. Macken
		Title:	Executive Vice President, Chief Legal Officer and Secretary